                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 30, 2002
                                                          ---------------


                                BRIGHTPOINT, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                  0-23494                     35-1778566
 (State or other            (Commission                  (IRS Employer
 jurisdiction of            File Number)               Identification No.)
  incorporation)


          600 East 96th Street, Suite 575, Indianapolis, Indiana 46240
        ----------------------------------------------------------------
                (Address of principal executive offices)     (zip code)


        Registrant's telephone number, including area code (317) 805-4100
                                                           --------------


      ---------------------------------------------------------------------
        (Former name or former address, if changed since the last report)

Item 5.  Other Events.

On August 30, 2002, Brightpoint, Inc. issued a press release in the form attached hereto as Exhibit 99.1 which is incorporated herein by reference announcing that it and certain of its subsidiaries have completed the sale of their respective interests in Brightpoint Middle East FZE and its subsidiary Fono Distribution Services LLC (collectively, "Brightpoint Middle East") and Brightpoint Jordan Limited ("Brightpoint Jordan") to Persequor Limited ("Persequor").

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)-(b) Not Applicable

(c)      Exhibits.

  99.1   Brightpoint, Inc. Press Release dated August 30, 2002.
  99.2   Cautionary Statements.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BRIGHTPOINT, INC.


                                      By /s/ Steven E. Fivel
                                         -----------------------
                                         Steven E. Fivel, Executive
                                         Vice President and General Counsel


Dated:  September 3, 2002


















                                      -3-